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                                                      EXHIBIT 10.62

                            MIDFA AGREEMENT

      THIS MIDFA AGREEMENT (this "Agreement") is dated this 29th day of June, 1998, by and between the MARYLAND INDUSTRIAL DEVELOPMENT FINANCING AUTHORITY, a body politic and corporate and a public instrumentality of the State of Maryland ("MIDFA"), FIRST SECURITY BANK, NATIONAL ASSOCIATION, as Owner Trustee under the Guilford Real Estate Trust 1998-1 (the "Borrower"), GUILFORD PHARMACUETICALS INC., a Delaware corporation ("Guilford"), and FIRST UNION NATIONAL BANK, a national banking association (the "Lender").

                                RECITALS

      As of February 5, 1998, the Lender committed to make a loan in the amount of $16,600,000 (the "Tranche A Loan") and a loan in the amount of $2,800,000 (the "Tranche B Loan") to the Borrower for acquisition and construction of laboratory, manufacturing and ancillary office space located at Lot 2B, Holabird Industrial Park, in Baltimore City, Maryland (the "Property"). The Lender also committed to make certain equity advances of $600,000 to the Borrower as of February 5, 1998 (the "Holder Advances").

      MIDFA has agreed to insure a portion of the Borrower's obligations to the Lender to repay the Tranche A Loan pursuant to terms and conditions of the Insurance Agreement of even date herewith between the Lender and MIDFA (the "Insurance Agreement"). As a condition of its entering into the Insurance Agreement, MIDFA has required, among other things, that the Lender, the Borrower and Guilford execute and deliver this Agreement which amends and modifies certain terms of the Operative Documents (as defined in the Participation Agreement dated as of February 5, 1998 among the Borrower, the Lender, and Guilford).

      THEREFORE, in consideration of MIDFA entering into the Insurance Agreement and for other good and valuable consideration, the Borrower, the Lender and Guilford hereby agree as follows:

      1. Definitions. Unless otherwise defined in this Agreement, all terms used in this Agreement shall have the meanings given to such terms in the Participation Agreement dated as of February 5, 1998 among the Borrower, the Lender and Guilford (the "Participation Agreement").

      2. Affirmative Covenants of Guilford. Guilford covenants and agrees that it will:

            (a) Employment Count. Upon written request, but not more frequently than twice annually, furnish to MIDFA a written statement as to the number of employees employed by Guilford in the State of Maryland.

            (b) Equal Employment. Comply with all federal and State of Maryland laws regarding equal employment.


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            (c)   Drug and Alcohol Free Workplace.    Comply with the
State of Maryland's policy regarding drug and alcohol free workplaces, as set forth in Code of Maryland Regulations 01.01.1989.18 and 21.11.08, as adopted by the Department of Business and Economic
Development and remain in compliance so long as MIDFA's insurance remains in effect.

      3. Insurance Provided by MIDFA. MIDFA is providing financial assistance by insuring, through the Authorized Purpose Insurance Fund, the repayment of a portion of the principal and interest on the Tranche A Loan, pursuant to the Insurance Agreement. In recognition of the interests of MIDFA as an insurer, the parties to this Agreement hereby agree that, in addition to the rights and remedies of MIDFA set forth in the Insurance Agreement, MIDFA has certain rights and remedies in connection with this transaction as follows:

            (a)   Notices to MIDFA; Consents.  The Borrower, the
Lender and Guilford agree:

                  (i) to provide MIDFA with copies of all financial statements, certifications, evidence of insurance coverage, and any other information or documentation required by the Operative Agreements to be given to the Lender, and to give MIDFA notice of any occurrences or circumstances requiring notice to be given to the Lender as provided in any of the Operative Agreements;

                  (ii) to obtain the consent, approval, determination, permission, opinion or similar agreement of MIDFA under such circumstances and at such times as is required to be given by the Lender under the Operative Agreements (such consent, approval, determination, permission, opinion or similar agreement not to be unreasonably withheld); and

                  (iii) that, for so long as MIDFA's insurance remains in place, none of the terms of the Operative Agreements may be modified, amended or waived without the prior written consent of MIDFA (such consent not to be unreasonably withheld).

            (b) Payments by MIDFA. Notwithstanding any of the provisions of this Agreement or any of the other Operative Agreements, MIDFA, on behalf of the Borrower or Guilford, may, in its discretion, elect to make any payments required to be made by the Borrower or Guilford under the Operative Agreements and not paid by the Borrower or Guilford within the time provided for therein or any approved extension thereof, and may elect to cure any defaults under any of the Operative Agreements if it so chooses. MIDFA shall be entitled to reimbursement by the Borrower or Guilford on demand for any such payments made by it pursuant to this paragraph.

            (c) Subrogation and Reimbursement of MIDFA to the Extent of Payments Made. MIDFA, to the extent of any payments made by it pursuant to the Insurance Agreement or pursuant to paragraph (b) above, shall be subrogated to (i) all rights of the Lender to receive payment of such amounts from the Borrower, Guilford, any guarantor or others under any of the Operative Agreements, and (ii) all rights of the Borrower, Guilford or any guarantor to receive payment or reimbursement of such amounts from other sources. MIDFA's subrogation rights



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shall be subordinate to the rights of the Lender to receive payment in full of all amounts outstanding due to the Lender for the Borrower's obligations under the Tranche A Note, the Tranche B Note and the Holder Advances. In addition, the Borrower and Guilford agree to reimburse MIDFA for any payments made by MIDFA under the Insurance Agreement, and such obligation to reimburse MIDFA, as well as the obligation to reimburse MIDFA for payments made by MIDFA pursuant to the provisions of Section 3(b) above, shall be deemed to be secured by this Agreement and the other Operative Agreements.

            (d) MIDFA a Third-Party Beneficiary. MIDFA is, to the extent set forth in this Agreement and in the Insurance Agreement, hereby intended to be a third-party beneficiary of the Operative
Agreements.

      In addition, if MIDFA is temporarily or permanently prevented, restricted or delayed in the performance of any or all of the duties and obligations imposed upon or assumed by it hereunder or under the Insurance Agreement, by act of the General Assembly of Maryland, by a court of competent jurisdiction or by administrative delay not due to the fault of MIDFA, its members or agents, MIDFA (and its members and agents) shall not be deemed to be unreasonable or arbitrary in connection with or as a result of such prevention, restriction or delay. Upon the termination of a temporary prevention, restriction or delay in the performance by MIDFA of any or all of its obligations imposed upon or assumed by it hereunder or under the Insurance Agreement, MIDFA shall assume and continue to perform such duties and obligations to the extent permitted by law.

            (e)   Notices.    All notices, certificates or other
written communications required by the terms of this Agreement shall be sent to MIDFA at the following address:

                  Maryland Industrial Development Financing Authority 217 East Redwood Street, 22nd Floor
                  Baltimore, Maryland  21202
                  Attention:  Executive Director

      All notices or other communications sent pursuant to this Agreement shall be in writing and shall be deemed sufficiently given if sent pursuant to the provisions of Section 12.2 of the Participation Agreement.

      4.    Representations and Warranties.     The Borrower, Guilford
and the Lender (each a "Representing Party") represent and warrant severally, but not jointly, the following as of the date hereof:

            (a) Each and every representation of such Representing Party contained in the Operative Agreements to which it is a party is true and correct in all material respects on and as of the date hereof.

            (b) To the best knowledge of such Representing Party, no Default or Event of Default has occurred and is continuing under any Operative Agreement.



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            (c)   Each Operative Agreement to which such Representing
Party is a party is in full force and effect with respect to it.

            (d) To the best knowledge of such Representing Party, the Borrower, Guilford and the Lender have duly performed and complied with all covenants contained in the Participation Agreement or in any other Operative Agreement required to be performed or complied with by it on or prior to the date hereof.

      5.    Property Financed.      Notwithstanding any provision to
the contrary in the Operative Agreements, the use of the proceeds of the Tranche A Loan, the Tranche B Loan and the Holder Advances are limited to the financing of the Guilford property located at Lot 2B, Holabird Industrial Park, Baltimore City, Maryland and to no other Property, provided that such proceeds may be used for any use permitted under the Operative Agreements with respect to such Guilford property. The application of the Operative Agreements to any other property will require the prior written consent of MIDFA.

      6.    Governing Law; Consent to Jurisdiction.   This Agreement
shall be governed and construed according to the internal laws of the State of Maryland. The parties hereto consent to the jurisdiction of the federal and state courts located in Baltimore City, Maryland involving any matter arising out of or relating to the Operative Agreements and agree that any suit brought against MIDFA shall be brought only in a federal or state court located in Baltimore City, Maryland..

      7.    Conflict Among Agreements.          To the extent that the
terms of this Agreement are inconsistent with any provisions of the Operative Agreements, the terms of this Agreement shall control.

      8.    Counterparts.           This Agreement may be executed in
any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same instrument.

      9.    Actions of Lender.      If the MIDFA Guaranty is reduced or
terminated as a result of either the Lender's default under the Insurance Agreement or an action taken by the Lender, such MIDFA Guaranty shall be deemed to remain in effect solely for purposes of determining Guilford's obligations under the Operative Agreements to maintain a specific amount on deposit in the Cash Collateral Account.





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      IN WITNESS WHEREOF, MIDFA, the Borrower, Guilford and the Lender
have executed this MIDFA Agreement under their respective seals as of the day and year first above written.

WITNESS:                            MARYLAND INDUSTRIAL DEVELOPMENT
                                    FINANCING AUTHORITY


                                    By:  /s/ D. Gregory Cole     (SEAL)
 ----------------------------            ------------------------
                                          D. Gregory Cole,
                                          Executive Director


WITNESS:                            FIRST SECURITY BANK, NATIONAL
                                    ASSOCIATION, not individually, except as expressly stated herein, but solely as the Owner Trustee under the Guilford Real Estate Trust 1998-1


                                    By:  /s/ Brett R. King        (SEAL)
 ----------------------------            ------------------------
                                          Brett R. King
                                          Asst. Vice President

WITNESS:                            GUILFORD PHARMACEUTICALS INC.,
                                    as the Construction Agent and as the Lessee


                                    By:  /s/ Andrew R. Jordan     (SEAL)
 ----------------------------            ------------------------
                                          Andrew R. Jordan,
                                          Senior Vice President and Chief
                                            Financial Officer

WITNESS:                            FIRST UNION NATIONAL BANK;
                                          as a Holder, as a Lender and
                                            as the Agent


                                    By:  /s/ Louis E. Flori       (SEAL)
 ----------------------------            ------------------------
                                          Louis E. Flori,
                                          Vice President


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